UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2007

NuStar GP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation		Identification No.)

2330 North Loop 1604 West
San Antonio, Texas	78248
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

_______________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Other Events.

NuStar GP Holdings, LLC, a Delaware limited liability company, indirectly owns the 2% general partner interest, 100% of the incentive distribution rights and a 21.4% limited partner interest in NuStar Energy L.P., a publicly traded Delaware limited partnership.

On November 7, 2007, NuStar Energy L.P. issued a press release announcing the acquisition by NuStar Energy L.P. of CITCO Asphalt and Refining Company’s asphalt operations and assets. A copy of the press release announcing the acquisition is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in this report, including the press release, will not be incorporated by reference into any registration statement filed by NuStar GP Holdings, LLC under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Press Release dated November 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2007	NuStar GP Holdings, LLC By: /s/ Bradley C. Barron Name: Bradley C. Barron Title: Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release dated November 7, 2007 (incorporated by reference from Exhibit 99.1 to NuStar Energy L.P.’s Form 8-K filed November 7, 2007. File No. 1-16417).